THE UNITED STATES OF AMERICA

                               [GRAPHIC OMITTED]


                          CERTIFICATE OF REGISTRATION

                               PRINCIPAL REGISTER

     The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

     The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office; that the application was examined and edtermined to be in compliance with the requirements of the law and with the regulations prescribed by the Director of the United States Patent and Trademark Office; and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

     A copy of the Mark and pertinent data from the application are part of this certificate.

     This registration shall remain in force for TEN (10) years, unless terminated earlier as provided by law, and subject to compliance with the provisions of Section 8 of the Trademark Act of 1946, as Amended.


                                        /s/ Nicholas P. Godici

                                        Acting Director of the United States
                                        Patent and Trademark Office



[SEAL OF THE UNITED STATES
PATENT AND TRADEMARK OFFICE]

Int. Cl.: 41
Prior U.S. Cls.: 100, 101 and 107
                                                              Reg. No. 2,506,692
United States Patent and Trademark Office               Registered Nov. 13, 2001
--------------------------------------------------------------------------------

                                  SERVICE MARK
                               PRINCIPAL REGISTER

                          BODYGUARD RECORDS.COM, INC.


BODYGUARD RECORDS.COM, INC. (DELA-             NO CLIAM IS MADE TO THE EXCLUSIVE
  WARE CORPORATION)                            RIGHT TO USE "RECORDS.COM, INC.",
5 GLENFIELD ROAD                               APART FROM THE MARK AS SHOWN.
GLEN RIDGE, NJ 07028

   FOR:  ENTERTAINMENT SERVICES, NAMELY
RECORD PRODUCTION, IN CLASS 41 (U.S. CLS.      SER. NO. 76-187,478,
100, 101 AND 107).                             FILED 12-29-2000

FIRST USE 12-1-1999; IN COMMERCE 12-1-1999     GEORGIA CARTY, EXAMINING ATTORNEY